JPMORGAN CHASE BANK, N.A.

EIGHTH AMENDMENT TO CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 9, 2016 and is by and between FUEL TECH INC., a Delaware corporation (the “Borrower”), the Loan Parties party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”).
WHEREAS, Lender and the Loan Parties are parties to a Credit Agreement dated as of June 30, 2009 (as amended from time to time, the “Credit Agreement”). The Credit Agreement evidences certain credit facilities pursuant to which the Lender has made certain revolving loans to the Loan Parties on the terms and conditions set forth therein. The Loan Parties’ obligations under the Credit Agreement were originally evidenced by that certain Promissory Note executed by Borrower in the original principal amount of $25,000,000.00 dated June 30, 2009 (the “Note”); and
WHEREAS, pursuant to the First Amendment to Credit Agreement dated October 5, 2009, the parties corrected a scrivener's error which had occurred in Section 6.14 (b) (“Leverage Ratio”) of the Credit Agreement;
WHEREAS, pursuant to the Second Amendment to the Credit Agreement dated November 4, 2009, the Lender waived a default of the covenant set forth in Section 6.14(a) of the Agreement, amended the Minimum Net Income covenant, amended the Leverage Ratio, and amended the definitions of “Permitted Acquisitions” and “Applicable Rate”;
WHEREAS, pursuant to the Third Amendment to the Credit Agreement dated June 30, 2011, the Lender renewed and reduced the revolving credit facility evidenced by the Note to $15,000,000.00 and adjusted the Tangible Net Worth Covenant;
WHEREAS, pursuant to the Fourth Amendment to the Credit Agreement dated June 30, 2013, the Lender extended the maturity date of the revolving credit facility evidenced by the Note to June 30, 2015 and also amended the financial covenants set forth at Sections 6.14(b) (“Leverage Ratio”) and 6.14(c) (“Minimum Tangible Net Worth”) of the Credit Agreement;
WHEREAS, pursuant to the Fifth Amendment to the Credit Agreement dated June 20, 2014,, Lender made further adjustments to Section 6.14(c) of the Credit Agreement (“Minimum Tangible Net Worth”);
WHEREAS, pursuant to the Sixth Amendment to the Credit Agreement dated June 30, 2015, Lender, among other things, renewed the Revolving Credit Facility and extended same until June 30, 2017, changed certain pricing on the Revolving Credit Facility, waived certain financial covenant violations, and restated certain financial covenants; and
WHEREAS, pursuant to the Seventh Amendment to the Credit Agreement dated December 31, 2015, the parties agreed, among other things, that (i) certain covenants (Minimum EBITDA and Shareholder Equity) not be tested for the period ending December 31, 2015, with the Shareholder Equity covenant to be deleted in its entirety, (ii) a new Working Capital covenant be established and tested beginning as of December 31, 2015, and (iii) the Minimum EBITDA covenant be revised and tested beginning as of March 31, 2016.

WHEREAS, the Borrower has now requested, among other things, that the maximum amount of the revolving facility be reduced from $15,000,000.00 to $7,000,000.00 and ultimately to $5,000,000.00, that cash collateral be given to secure the Borrower’s Obligations to the Lender, that measurement of the financial covenants be eliminated for the period ending March 31, 2016 and that those covenants be removed from the Credit Agreement after the deposit of the cash collateral
WHEREAS, the Lender is willing to so modify the terms of the Credit Agreement, but only on the terms and subject to the conditions set forth herein
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
1.The parties acknowledge the accuracy of the foregoing recitals. All capitalized terms used herein without specific definitions should be accorded the meanings set forth for such terms in the Credit Agreement.
2.    From and after the date hereof, the definition of “Revolving Commitment” shall be amended to hereafter provide as follows:
“‘Revolving Commitment’ means the commitment of the Lender to make Revolving Loans and Letters of Credit hereunder, as such commitment may be reduced from time to time pursuant to Section 2.08. The amount of the Lender's Revolving Commitment shall be $7,000,000.00 from the date hereof until May 31, 2016, $6,000,000.00 from June 1, 2016 until June 30, 2016 and $5,000,000.00 from July 1, 2016 until the Maturity Date.”
3.    If at any time the Revolving Exposure is greater than the Revolving Commitment, the Borrower shall immediately, without further notice or demand from the Lender, cause the Revolving Exposure to be reduced so that it is not in excess of the Revolving Commitment.
4.    From and after the date hereof, the definition of the term “Leverage Ratio” is deleted from the Credit Agreement.
5.    From and after the date hereof, a new definition of “Cash Collateral Amount” is added to the Credit Agreement in correct alphabetical order as follows:
“‘Cash Collateral Amount’ means an amount equal to the amount of the Revolving Commitment in effect from time to time, plus $20,000.00.”
6.    The financial covenants set forth at Section 6.14 of the Credit Agreement shall not be measured for the period ending as of March 31, 2016 and are hereby deleted in their entirety from the Credit Agreement.
7.    Within twenty one (21) days of the date hereof, Borrower agrees to deposit and to maintain on deposit with the Lender at all times thereafter “Cash Collateral” in an amount not less than the Cash Collateral Amount and to execute and deliver to Lender the Cash Collateral Account Pledge Agreement (the “Pledge Agreement”) which is attached hereto as Exhibit A. Borrower grants a security interest to Lender in the Cash Collateral to secure the repayment of Borrower’s Obligations to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, whenever or however arising (collectively, the “Secured Obligations”). Except as provided to the contrary in the Pledge Agreement, so long as any portion of the Secured Obligations remain outstanding and unpaid, or Lender has any obligation or commitment to

Eighth Amendment to
Credit Agreement

advance funds to or for the benefit of Borrower, Borrower shall not seek the release of, access to, or control over any of the Cash Collateral.
8.    It shall be an Event of Default under the Credit Agreement, with no notice being required and no opportunity to cure being available, if the Borrower fails to (i) deposit the Cash Collateral with the Lender and (ii) execute and deliver the Pledge Agreement to Lender, in each case within 21 days from the date hereof.
9.    The obligation of the Lender to amend the Agreement as herein above set forth and the effectiveness of this Amendment, is subject to satisfaction of the following conditions precedent:

(a)	Lender, Borrower and Loan Parties shall have executed this Amendment;

(b)	Borrower shall have executed and delivered to Lender the Second Amended Revolving Note dated concurrently herewith in the original principal amount of $7,000,000.00;

(c)	Borrower shall be in good standing in the States of Illinois and Delaware; and

(d)	Borrower shall pay all costs and fees incurred by Lender in connection with the preparation and performance of this Amendment.
10.    This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the Borrower, Loan Parties and the Lender.
11.    Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect. The Credit Agreement and all rights and powers created thereby are in all respects ratified and confirmed.
12.    This Amendment has been duly authorized, executed and delivered on behalf of the Borrower and Loan Parties pursuant to all requisite corporate authority, and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower and Loan Parties, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights.
13.    Borrower hereby certifies, represents and warrants to Lender that all certifications, representations and warranties made by Borrower to Lender in or in connection with the Credit Agreement were true in all material respects as of the date of the Credit Agreement and are true in all material respects on and as of the date hereof as if made on and as of the date hereof.
14.    Borrower and the Loan Parties hereby acknowledge and agree that they have no defenses, offsets or counterclaims to the payment of principal, interest, fees or other liabilities owing under the Credit Agreement and they hereby waive and relinquish any such defenses, offsets or counterclaims and Borrower and the Loan Parties hereby release Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.
15.    Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

Eighth Amendment to
Credit Agreement

16.    This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
17.    This Amendment is governed and controlled by the laws of the state of Illinois.
[Signature Page to Follow]

Eighth Amendment to
Credit Agreement

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date and year specified at the beginning hereof.
BORROWER:
FUEL TECH, INC.,
a Delaware corporation
By:________________________________________
Name:_____________________________________
Title:_______________________________________

LOAN GUARANTOR:
FUEL TECH S.r.l.,
organized under the laws of the Italian Republic
By:________________________________________
Name:_____________________________________
Title:_______________________________________

LENDER:
JPMORGAN CHASE BANK, N.A.,
a national association
By:________________________________________
Name:_____________________________________
Title:_______________________________________

EXHIBIT A

CASH COLLATERAL ACCOUNT PLEDGE AGREEMENT

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Eighth Amendment to
Credit Agreement